Prepayments and Other Current Assets - Schedule of Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Prepayments and Other Current Assets
Other receivables	¥ 98,212	$ 13,455	¥ 78,819
Employee advances	1,117	153	2,814
Prepaid rents	1,638	224	10,039
Others	11,077	1,516	16,682
Total prepayments and other current assets	¥ 112,044	$ 15,348	¥ 108,354